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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-09000
                                     -------------------------------------------


                                 Oak Value Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  3100 Tower Boulevard, Suite 700        Durham, North Carolina        27707
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip code)


                               Larry D. Coats, Jr.

Oak Value Capital Management, Inc.   3100 Tower Boulevard     Durham, NC 27707
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (919) 419-1900
                                                     ---------------------------

Date of fiscal year end:    June 30, 2007
                            -------------------------------------------

Date of reporting period:   June 30, 2007
                            -------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                  ANNUAL REPORT
                                  JUNE 30, 2007


                                [GRAPHIC OMITTED]
                                 ==============
                                 OAK VALUE FUND
                                 --------------


                              WWW.OAKVALUEFUND.COM

LETTER TO SHAREHOLDERS                                            August 9, 2007
================================================================================

Dear Fellow Oak Value Fund Shareholders:

We are pleased to report that the Oak Value Fund handily outperformed the broad market (as measured by the S&P 500 Index) for the fiscal year which ended June 30, 2007, posting an impressive return of 25.03% compared to the S&P 500 return of 20.59%* (see page 9 for complete performance information). We attribute this outperformance to the disciplined focus on buying higher quality, sustainably advantaged businesses where the risks assumed are more than appropriately reflected in the prices that have been paid. Our task is not that of completely eliminating risk or uncertainty. Alternatively, we believe that our charge is to identify, understand and price risk and to take advantage of that mispricing when we believe the rewards are attractive.

There is an old adage in the stock market that rising stock prices climb a "wall of worry." Such was certainly the case over the Oak Value Fund (the "Fund")'s most recent fiscal year. Foremost among these worries was a slowing U.S. economy, a slowing housing market, a shakeout in the sub-prime mortgage market, continued concern over the risk of terrorism, high energy prices, and the risk of inflation resulting from increased commodity prices. While never completely immune to the indirect impact of these and other "worries" that may be present in the market at any given point in time, the collection of businesses (in aggregate) in which we have invested on behalf of Fund shareholders performed particularly well during the year.

It is human nature to worry about recent events or factors which are apparent with the benefit of hindsight. An obvious example of this "worry" is the presumption that the shares of a company contain more "risk" after a decline that has been caused by some short-term disappointment or surprise. The ultimate risk that we attempt to guard against is that of a permanent loss of capital. The balancing of potential short-term volatility with the potential for significant long-term appreciation is an essential ingredient in our work. Our pedigree as value investors requires not that we "torment" ourselves with this task, but that we embrace the challenge as potentially ripe with opportunity.

We have often referenced this challenge as sorting the "wheat from the chaff." The author Nassim Nicholas Taleb states that "Sometimes a lot of data can be meaningless; at other times a single piece of information can be very meaningful." Our research efforts are keenly tuned to that which we believe to be relevant in the long-term though ignored by the general market in the short term. We believe that it is more important to "worry" about that which may happen as opposed to that which has happened and to make sure that we have reflected such in our decisions. It is not necessarily our opinion that all "worry" is useless; we would argue that it is most important that an investor "worry" about the things that are relevant to long-term business models and the valuations thereof. This discipline is not easy. In fact, it is often very difficult and periodically contrary to public sentiment.

Fortunately, we operate with the confidence of a proven set of principles that have withstood the test of time. We believe our philosophical framework of searching out "good businesses with good management at attractive prices" continues to serve Fund shareholders well. The recent results only reinforce this confidence, as we remain focused on MAKING GOOD INVESTMENT DECISIONS.

The operating results and related information for the Fund's fiscal year ended June 30, 2007 are presented in the pages that follow. We welcome questions and comments from Fund shareholders and encourage you to visit www.oakvaluefund.com for various periodic commentaries and publications that we make available.

We thank you, our fellow Fund shareholders, for your interest in the Oak Value Fund and the confidence you have placed in our team.

Oak Value Fund Co-Managers,


/s/ David R. Carr, Jr.                     /s/ Larry D. Coats, Jr.

David R. Carr, Jr.                         Larry D. Coats, Jr.

Note: Please see the Important Information section of this report for disclosure that applies to both this letter and the Management Discussion and Analysis that follows.

* The S&P 500 Index returns referenced include the reinvestment of dividends.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Fund's performance for the fiscal year ended June 30, 2007 can be most notably attributed to the outstanding performance of holdings across a broad spectrum of market exposure. The market beating performance of Fund holdings in the Consumer, Financials, Industrials, Technology and Materials sectors more than compensated for the headwinds created by the lack of direct exposure to the Energy, Telecommunications and Utilities sectors. Below we summarize some of the specifics. (Table B provides a full listing of the Fund's top contributors during the fiscal year.)

o The single largest contributor to the Fund's performance during the period was Apollo Group, as the shares of this, the largest for-profit educational company in the country, advanced nearly 60 percent from the Fund's initial purchase price.

o Shares of Cadbury Schweppes, a long-term and significant Fund holding, advanced nearly 40 percent during the fiscal year. As the world's largest confectionary company, the value of this fine collection of businesses was alas given its due (somewhat).

o Advancing more than 35 percent during the fiscal year were the shares of insurance brokerage firm Willis Group. Our investment thesis in the case of Willis was predicated on the realization of growth opportunities the company pursued after the shake-up in its industry nearly three years ago.

o     The Fund's  investment  in the  shares of  Fidelity  National  Information
      Services during the year was actually a continuation of a longer-term investment thesis. Having owned shares in its predecessor company Certegy for several years, we returned to this relatively unknown company early in the fiscal year. Its shares advanced nearly 40 percent as well.

o Specialty and industrial gas producer Praxair advanced 33 percent during the fiscal year as the company continued to deliver on the long-term potential we identified a couple of years ago.

o Shares of Harley Davidson advanced nearly 30 percent by mid-year and provided us with the opportunity to exit this position at near our conservative estimate of its intrinsic value.

o     Finally,  the shares of Oracle  advanced  more than 35 percent  during the
      fiscal  year  adding  this  fine  company  to  the  list  of   outstanding
      contributors for the period.

In reviewing the list of Fund portfolio holdings that did not keep pace during the period, we note that several of them are among the "new purchases." We view the presence of these recent additions amongst the Fund's underperformers as the seeds of future harvest. This list includes Microsoft, Capital One, UPS, Medtronic and Omnicare.

Portfolio activity (purchases and sales) for the Fund is summarized in Table C. We use this opportunity to remind shareholders that the information provided in Table C is limited to the holdings which were new to the portfolio during the year and those which were completely eliminated during the period. Furthermore, we note that the number of issues added and eliminated during the period is greater than has been the case in recent fiscal years. This increased activity is primarily a function of the particularly appealing "opportunity set" we experienced during the year.

Though we remain focused on individual security selection from a bottom-up perspective, readers will observe that a top-down view of the portfolio reflects a reduced exposure to Consumer related holdings and increased exposures to Health Care, Technology and Industrial businesses as compared to the prior fiscal year end. We view this "shift" purely as a function of the opportunities afforded by a rising, though still somewhat manic market and encourage shareholders to share that view. Our charge of investing in good businesses with good management at attractive prices requires that we be prepared and opportunistic.

On a final note, the capital gains distributions made by the Fund during the fiscal year were larger than in years past. The realization of gains in the Fund is first and foremost a by-product of the ongoing management of the portfolio toward the objective of producing above average returns for the benefit of shareholders. The gains realized during the period were also impacted by the level of shareholder activity the Fund experienced. Throughout the life of the Fund, nearly 80% of the capital gains distributions have been in the form of long-term gains.

--------------------------------------------------------------------------------
TABLE A
--------------------------------------------------------------------------------
                    QUARTERLY PERFORMANCE - FISCAL YEAR 2007
--------------------------------------------------------------------------------
                           3RD             4TH             1ST          2ND
                         QUARTER         QUARTER         QUARTER      QUARTER
                           2006            2006            2007         2007
--------------------------------------------------------------------------------
Oak Value Fund             7.29%           6.47%           1.24%        8.12%
--------------------------------------------------------------------------------
S&P 500 (with dividends)   5.67%           6.70%           0.64%        6.28%
--------------------------------------------------------------------------------
The performance information quoted above represents past performance and past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be found at the Oak Value Fund ("Fund")'s website www.oakvaluefund.com. An investor should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing. The Fund's prospectus contains this and other important information. THE FUND'S ANNUALIZED GROSS EXPENSE RATIO AS OF FISCAL YEAR-END (6/30/07) WAS 1.35%.

The Fund imposes a 2% redemption fee on shares redeemed within 90 days of their purchase date. See the Fund's current Prospectus for more information on the Fund's redemption fee. Please keep in mind the performance information above does not reflect the imposition of a 2% redemption fee. You may obtain a copy of the Fund's prospectus at www.oakvaluefund.com or by calling 1-800-622-2474. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE B
-------------------------------------------------------------------------------------------------------
                                LARGEST NET CONTRIBUTORS TO INVESTMENT RESULTS
                                          YEAR ENDED JUNE 30, 2007
-------------------------------------------------------------------------------------------------------
TOP 5 SECURITIES                      % OF                BOTTOM 5 SECURITIES           % OF
BY CONTRIBUTION                     NET ASSETS            BY CONTRIBUTION             NET ASSETS
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A          5.77%               Omnicare, Inc.                2.02%
-------------------------------------------------------------------------------------------------------
Cadbury Schweppes PLC - ADR           4.09%               Masco Corp.                   Sold
-------------------------------------------------------------------------------------------------------
Willis Group Holdings Ltd.            4.00%               CBS Corp.                     Sold
-------------------------------------------------------------------------------------------------------
Praxair, Inc.                         5.26%               Estee Lauder Co.              Sold
-------------------------------------------------------------------------------------------------------
Fidelity National Information                             Medtronic, Inc.               3.44%
Services, Inc.                        5.73%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE C
-------------------------------------------------------------------------------------------------------
                                JULY 1, 2006 - JUNE 30, 2007 PURCHASE ACTIVITY
-------------------------------------------------------------------------------------------------------
COMPANY PURCHASED                  PRIMARY BUSINESS                             SECTOR CLASSIFICATION
-------------------------------------------------------------------------------------------------------
3M Co.                             Manufacturing & Marketing                    Industrials
                                   Technology Products/Services
-------------------------------------------------------------------------------------------------------
American Express Co.               Charge Card, Travel, Network,                Financials
                                   & Global Payments
-------------------------------------------------------------------------------------------------------
Aon Corp.                          Insurance Brokerage, Consulting,             Financials
                                   & Supplemental Insurance
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A       Education & Training Services                Consumer Discretionary
-------------------------------------------------------------------------------------------------------
CBS Corp.                          Diversified Media Broadcasting               Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Capital One Financial Corp.        Financial Services                           Financials
-------------------------------------------------------------------------------------------------------
eBay, Inc.                         Online Marketplace, Payment Services         Information Technology
                                   & Communications
-------------------------------------------------------------------------------------------------------
Fidelity National Information      Financial Transaction Processing             Information Technology
Services, Inc.
-------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.              Heavyweight High-End Motorcycles             Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Medtronic, Inc.                    Medical Appliances and Equipment             Health Care
-------------------------------------------------------------------------------------------------------
Microsoft Corp.                    Software Development and Manufacturing       Information Technology
-------------------------------------------------------------------------------------------------------
Omnicare, Inc.                     Geriatric Pharmaceutical Services            Health Care
-------------------------------------------------------------------------------------------------------
Tiffany & Co.                      Fine Jewelry Retailer                        Consumer Discretionary
-------------------------------------------------------------------------------------------------------
United Parcel Service, Inc.        Air Delivery and Freight Services            Industrials
-------------------------------------------------------------------------------------------------------

                                JULY 1, 2006 - JUNE 30, 2007 SALE ACTIVITY
-------------------------------------------------------------------------------------------------------
COMPANY PURCHASED                  PRIMARY BUSINESS                             SECTOR CLASSIFICATION
-------------------------------------------------------------------------------------------------------
CBS Corp.                          Diversified Media Broadcasting               Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Diageo plc ADR                     Global Premium Alcohol Business              Consumer Staples
-------------------------------------------------------------------------------------------------------
Entercom Communications Corp.      Radio Broadcasting                           Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Equifax, Inc.                      Credit Reporting Services                    Industrials
-------------------------------------------------------------------------------------------------------
Estee Lauder, Inc.                 Beauty/Skin Care Products                    Consumer Staples
-------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.              Heavyweight High-End Motorcycles             Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Masco Corp.                        Home Improvement & Building Products         Industrials
-------------------------------------------------------------------------------------------------------
Tiffany & Co.                      Fine Jewelry Retailer                        Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Time Warner, Inc.                  Entertainment & Information/Media            Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Tyco International, Ltd.           Diversified Manufacturing & Services         Industrials
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TABLE D
-------------------------------------------------------------------------------------------------------
                                   TOP TEN HOLDINGS AS OF JUNE 30, 2007(1)
-------------------------------------------------------------------------------------------------------
COMPANY                            PRIMARY BUSINESS                             S&P SECTOR
-------------------------------------------------------------------------------------------------------
3M Co.                             Manufacturing & Marketing Technology         Industrials
                                   Products/Services
-------------------------------------------------------------------------------------------------------
American Express Co.               Charge Card, Travel, Network,                Financials
                                   & Global Payments
-------------------------------------------------------------------------------------------------------
Apollo Group, Inc. - Class A       Education & Training Services                Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc.           Insurance, Reinsurance & Capital Allocation  Financials
-------------------------------------------------------------------------------------------------------
E.I. du Pont de Nemours and Co.    Chemicals                                    Materials
-------------------------------------------------------------------------------------------------------
E.W. Scripps Co. (The)             Entertainment & Information/Media            Consumer Discretionary
-------------------------------------------------------------------------------------------------------
Fidelity National Information      Financial Transaction Processing             Information Technology
Services, Inc.
-------------------------------------------------------------------------------------------------------
Oracle Corp.                       Database, Middleware, & Application Software Information Technology
-------------------------------------------------------------------------------------------------------
Praxair, Inc.                      Industrial Use Atmospheric & Process Gases   Materials
-------------------------------------------------------------------------------------------------------
United Technologies Corp.          Diversified Manufacturing and Service        Industrials
-------------------------------------------------------------------------------------------------------
 1    Top Ten Holdings  are presented to  illustrate examples of the securities in which the Fund may invest. Because they are presented as of the dates indicated and change from time to time, they may not be representative of the  Fund's current or future investments. Top Ten Holdings do not include money market instruments.
-------------------------------------------------------------------------------------------------------

IMPORTANT INFORMATION

This Management Discussion and Analysis seeks to describe some of the Oak Value Fund ("the Fund") managers' current views of the market that shareholders may find relevant and to provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its latest fiscal year.

Any listing or discussion of specific securities is intended to help shareholders understand the Fund's investment strategies and/or factors that influenced the Fund's investment performance, and should not be regarded as a recommendation of any security. We believe we have a reasonable basis for any opinions expressed, though actual results may differ, sometimes significantly so, from those we expect and express. Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein.

Any opinions and views expressed related to the prospects of any individual portfolio holdings or grouping thereof or of the Fund itself are "forward looking statements" which may or may not prove to be accurate over the long term when viewed from the perspective of hindsight. Forward looking statements can be identified by words, phrases, and expressions such as "believe," "expect," "anticipate," "in our view," "in our opinion," or similar terminology when discussing prospects for particular Fund portfolio companies or groupings of companies, and/or of the Fund itself. We cannot assure future results or performance. You should not place undue reliance on forward looking statements, which are effective only as of the date of this report. We recognize no obligation to update or alter such forward looking statements, whether as a result of changes in our opinion or analysis, subsequent information, future events, or other circumstances.

Any displays detailing a summary of holdings (e.g., top holdings, purchases and sales, largest net contributors, etc.) are based on the Fund's holdings on June 30, 2007 or held during the fiscal year ended June 30, 2007. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

This Letter to Shareholders and Management Discussion and Analysis may include statistical and other factual information obtained from third-party sources. We believe those sources to be accurate and reliable; however, we are not responsible for errors by them on which we reasonably rely. In addition, our comments are influenced by our analysis of information from a wide variety of sources and may contain syntheses, synopses, or excerpts of ideas from written or oral viewpoints provided to us by investment, industry, press and other public sources about various economic, political, central bank, and other suspected influences on investment markets.

Although our comments focus on the most recent fiscal year, we use this perspective only because it reflects industry convention and regulatory expectations and requirements. The Fund and its investment adviser do not subscribe to the notion that twelve-month periods or other short-term periods are either appropriate for making judgments or useful in setting long-term expectations for returns from our, or any other, investment strategy. The Fund and its investment adviser do not subscribe to any particular viewpoint about causes and effects of events in the broad capital markets, other than that they are not predictable in advance. Specifically, nothing contained in the Letter to Shareholders or Management Discussion and Analysis should be construed as a forecast of overall market movements, either in the short or long term.

Any headings, titles, section dividers, quotations, or other devices used herein are provided for the convenience of the reader and purposes of style. They are not required elements of the presentation and may or may not be applied identically in similar publications over time.

We do not attempt to address specifically how individual shareholders have fared, since shareholders also receive account statements showing their holdings and transactions. Information concerning the performance of the Fund and the Fund's portfolio holdings over the last year are available upon request. You should not assume that future recommendations will be as profitable as past recommendations.

Comparisons to benchmarks have limitations because benchmarks have volatility and other material characteristics that may differ from open-end mutual funds. Because of these differences, benchmarks should not be relied upon as an exact measure of comparison. Indices are unmanaged and do not reflect the payment of advisory fees and other expenses associated with open-end mutual funds. Investors cannot directly invest in an index, though index funds designed to replicate the performance of various indices are generally available. The S&P 500 index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500. The index selects its companies based upon their market size, liquidity, and sector. Most of the companies in the index are mid cap or large cap corporations. The S&P 500 Index referenced includes the reinvestment of dividends.

Past performance is no indication of future performance. Any performance data quoted represents past performance and the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Performance data is updated monthly and is available on the Fund's website at www.oakvaluefund.com.

An investor should consider the investment objectives, strategies, risks, charges and expenses of the Fund before investing. The prospectus contains this and other important information about the Fund. For a prospectus, please call 1
(800) 622-2474 or visit the Fund's website at www.oakvaluefund.com. Read the prospectus carefully before you invest.

Oak Value Fund is distributed by Ultimus Fund Distributors, LLC.

OAK VALUE FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                  IN THE OAK VALUE FUND AND THE S&P 500 INDEX

                                [GRAPHIC OMITTED]

           OAK VALUE FUND                        S&P 500 INDEX
           --------------                        --------------

         DATE         VALUE                  DATE           VALUE
         ----        -------                  ----         -------
       06/30/97     $ 10,000                06/30/97      $ 10,000
       12/31/97       11,452                12/31/97        11,058
       06/30/98       13,456                06/30/98        13,016
       12/31/98       13,620                12/31/98        14,218
       06/30/99       14,370                06/30/99        15,978
       12/31/99       13,194                12/31/99        17,209
       06/30/00       13,234                06/30/00        17,136
       12/31/00       15,591                12/31/00        15,643
       06/30/01       16,320                06/30/01        14,595
       12/31/01       15,518                12/31/01        13,783
       06/30/02       13,577                06/30/02        11,970
       12/31/02       11,741                12/31/02        10,737
       06/30/03       13,937                06/30/03        12,000
       12/31/03       15,511                12/31/03        13,817
       06/30/04       15,811                06/30/04        14,293
       12/31/04       16,748                12/31/04        15,321
       06/30/05       16,791                06/30/05        15,197
       12/31/05       16,519                12/31/05        16,073
       06/30/06       16,512                06/30/06        16,508
       12/31/06       18,861                12/31/06        18,612
       06/30/07       20,646                06/30/07        19,907


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL RETURNS(A)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           YEAR-TO-DATE      SINCE
                                                                                                               2007       INCEPTION*
                 CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR CALENDAR    (AS OF        (AS OF
                   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006     6/30/07)     06/30/07)
------------------------------------------------------------------------------------------------------------------------------------
Oak Value Fund    37.70%   18.93%   -3.12%   18.17%    -0.47%  -24.34%  32.11%    7.97%   -1.37%   14.18%    9.46%(B)    395.89%(B)
S&P 500 Index     33.36%   28.58%   21.04%   -9.12%   -11.90%  -22.10%  28.68%   10.88%    4.91%   15.79%    6.96%(B)    351.42%(B)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS(A)
-----------------------------------------------------------------------------------------------------
                                                     FOR THE PERIODS ENDED JUNE 30, 2007
                                        -------------------------------------------------------------
                                                                                             SINCE
                                        ONE YEAR   THREE YEARS   FIVE YEARS    TEN YEARS   INCEPTION*
-----------------------------------------------------------------------------------------------------
Oak Value Fund ......................    25.03%       9.30%         8.74%        7.52%       11.72%
S&P 500 Index .......................    20.59%      11.68%        10.71%        7.13%       11.00%
-----------------------------------------------------------------------------------------------------

*     Inception date of the Oak Value Fund was January 18, 1993.
(A) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(B)   Not annualized.

OAK VALUE FUND
PORTFOLIO INFORMATION
JUNE 30, 2007 (UNAUDITED)
================================================================================

DISTRIBUTION BY BUSINESS CATEGORY (% OF NET ASSETS)

                                                 Consumer Related - 22.5%
                                                 Finance Related - 25.7%
                                                 Healthcare - 12.2%
       [GRAPHIC OMITTED]                         Industrials - 11.8%
                                                 Information Technology - 17.6%
                                                 Materials - 10.1%
                                                 Cash Equivalents - 0.1%


TEN LARGEST HOLDINGS

                                                             % OF
            COMPANY                                       NET ASSETS
            --------------------------------------------------------
            Berkshire Hathaway, Inc.(A)                      9.34%
            Apollo Group, Inc. - Class A                     5.77%
            Fidelity National Information Services, Inc.     5.73%
            E.W. Scripps Co. (The) - Class A                 5.40%
            Praxair, Inc.                                    5.26%
            E.I. du Pont de Nemours and Co.                  4.87%
            3M Co.                                           4.82%
            Oracle Corp.                                     4.77%
            United Technologies Corp.                        4.73%
            American Express Co.                             4.53%

(A)   Class A and Class B shares combined.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007
================================================================================
ASSETS
Investments in securities:
   At cost ..................................................   $    98,786,367
                                                                ===============
   At market value (Note 1) .................................   $   142,537,693
Receivable for capital shares sold ..........................            14,527
Dividends receivable ........................................            34,301
Other assets ................................................            43,763
                                                                ---------------
   TOTAL ASSETS .............................................       142,630,284
                                                                ---------------

LIABILITIES
Payable for capital shares redeemed .........................           138,767
Accrued investment advisory fees (Note 3) ...................           106,803
Payable to administrator (Note 3) ...........................            19,165
Other accrued expenses and liabilities ......................            26,084
                                                                ---------------
   TOTAL LIABILITIES ........................................           290,819
                                                                ---------------

NET ASSETS ..................................................   $   142,339,465
                                                                ===============

Net assets consist of:
Paid-in capital .............................................   $    98,592,946
Distributions in excess of net realized gains
  from security transactions ................................            (4,807)
Net unrealized appreciation on investments ..................        43,751,326
                                                                ---------------
Net assets ..................................................   $   142,339,465
                                                                ===============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) .....         5,516,319
                                                                ===============

Net asset value, offering price and redemption
  price per share (A) .......................................   $         25.80
                                                                ===============

(A) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 1).

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2007
================================================================================
INVESTMENT INCOME
Dividends ...................................................   $     1,911,666
Other .......................................................            13,200
                                                                ---------------
   TOTAL INCOME..............................................         1,924,866
                                                                ---------------

EXPENSES
Investment advisory fees (Note 3) ...........................         1,453,570
Transfer agent and shareholder services fees (Note 3) .......           154,344
Administration fees (Note 3) ................................           133,463
Trustees' fees and expenses .................................           106,285
Professional fees ...........................................            63,670
Postage and supplies ........................................            61,322
Insurance expense ...........................................            51,917
Fund accounting fees (Note 3) ...............................            40,136
Registration fees ...........................................            34,641
Compliance service fees (Note 3) ............................            24,101
Custodian fees ..............................................            21,824
Printing of shareholder reports .............................            16,677
Interest expense (Note 4) ...................................             4,360
Other expenses ..............................................            18,118
                                                                ---------------
   TOTAL EXPENSES ...........................................         2,184,428
                                                                ---------------

NET INVESTMENT LOSS .........................................          (259,562)
                                                                ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ...............        43,370,966
Net change in unrealized appreciation/depreciation
  on investments ............................................        (8,062,465)
                                                                ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ............        35,308,501
                                                                ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..................   $    35,048,939
                                                                ===============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                    YEAR              YEAR
                                                                   ENDED             ENDED
                                                                  JUNE 30,          JUNE 30,
                                                                    2007              2006
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) .............................   $    (259,562)   $     566,488
   Net realized gains from security transactions ............      43,370,966       15,683,448
   Net change in unrealized appreciation/depreciation
     on investments .........................................      (8,062,465)     (20,219,133)
                                                                -------------    -------------
Net increase (decrease) in net assets from operations .......      35,048,939       (3,969,197)
                                                                -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............................            (446)        (566,042)
   From net realized gains from security transactions .......     (43,116,232)     (15,290,172)
                                                                -------------    -------------
Net decrease in net assets from distributions to shareholders     (43,116,678)     (15,856,214)
                                                                -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................................      17,453,371       37,744,165
   Reinvestment of distributions to shareholders ............      42,229,998       14,515,519
   Proceeds from redemption fees collected (Note 1)  ........          63,530           11,580
   Payments for shares redeemed .............................    (110,363,326)     (80,204,484)
                                                                -------------    -------------
Net decrease in net assets from capital share transactions ..     (50,616,427)     (27,933,220)
                                                                -------------    -------------

NET DECREASE IN NET ASSETS ..................................     (58,684,166)     (47,758,631)

NET ASSETS
   Beginning of year ........................................     201,023,631      248,782,262
                                                                -------------    -------------
   End of year ..............................................   $ 142,339,465    $ 201,023,631
                                                                =============    =============

ACCUMULATED UNDISTRIBUTED NET
   INVESTMENT INCOME ........................................   $          --    $         446
                                                                =============    =============

SUMMARY OF CAPITAL SHARE ACTIVITY
   Shares sold ..............................................         594,036        1,242,359
   Shares reinvested ........................................       1,587,288          514,088
   Shares redeemed ..........................................      (3,844,593)      (2,647,888)
                                                                -------------    -------------
   Net decrease in shares outstanding .......................      (1,663,269)        (891,441)
   Shares outstanding, beginning of year ....................       7,179,588        8,071,029
                                                                -------------    -------------
   Shares outstanding, end of year ..........................       5,516,319        7,179,588
                                                                =============    =============

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
==================================================================================================================================
                                               YEAR               YEAR               YEAR              YEAR               YEAR
                                              ENDED              ENDED              ENDED             ENDED              ENDED
                                             JUNE 30,           JUNE 30,           JUNE 30,          JUNE 30,           JUNE 30,
                                               2007               2006               2005              2004               2003
                                           -------------      -------------      -------------     -------------     -------------
Net asset value at
  beginning of year .....................  $       28.00      $       30.82      $       29.02     $       25.58     $       24.92
                                           -------------      -------------      -------------     -------------     -------------

Income (loss) from investment operations:
  Net investment income (loss) ..........          (0.05)              0.08              (0.12)            (0.15)            (0.07)
  Net realized and unrealized gains
    (losses) on investments .............           6.61              (0.60)              1.92              3.59              0.73
                                           -------------      -------------      -------------     -------------     -------------
Total from investment operations ........           6.56              (0.52)              1.80              3.44              0.66
                                           -------------      -------------      -------------     -------------     -------------

Less distributions:
  From net investment income ............          (0.00)(A)          (0.08)             --                --                --
  From net realized gains from
    security transactions ...............          (8.77)             (2.22)             --                --                --
                                           -------------      -------------      -------------     -------------     -------------
Total distributions .....................          (8.77)             (2.30)             --                --                --
                                           -------------      -------------      -------------     -------------     -------------

Proceeds from redemption
  fees collected (Note 1) ...............           0.01               0.00(A)            0.00(A)           0.00(A)          --
                                           -------------      -------------      -------------     -------------     -------------

Net asset value at end of year ..........  $       25.80      $       28.00      $       30.82     $       29.02     $       25.58
                                           =============      =============      =============     =============     =============

Total return(B) .........................          25.03%             (1.66%)             6.20%            13.45%             2.65%
                                           =============      =============      =============     =============     =============

Net assets at end of year (000's) .......  $     142,339      $     201,024      $     248,782     $     259,488     $     272,582
                                           =============      =============      =============     =============     =============

Ratio of expenses to
  average net assets ....................           1.35%              1.29%              1.25%             1.25%             1.36%

Ratio of net investment income
  (loss) to average net assets ..........          (0.16%)             0.24%             (0.39%)           (0.52%)           (0.33%)

Portfolio turnover rate .................             44%                29%                29%               24%               28%

(A)   Amount rounds to less than $0.01 per share.

(B) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

OAK VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2007
================================================================================
SHARES   COMMON STOCKS -- 99.9%                                       VALUE
--------------------------------------------------------------------------------
         CONSUMER DISCRETIONARY -- 14.3%
140,450  Apollo Group, Inc. - Class A (A) ...................    $    8,206,493
168,245  E.W. Scripps Co. (The) - Class A ...................         7,687,114
108,262  Viacom, Inc. - Class B (A) .........................         4,506,947
                                                                 --------------
                                                                     20,400,554
                                                                 --------------
         CONSUMER STAPLES -- 8.2%
107,175  Cadbury Schweppes PLC - ADR ........................         5,819,602
243,150  Constellation Brands, Inc. - Class A (A) ...........         5,903,682
                                                                 --------------
                                                                     11,723,284
                                                                 --------------
         FINANCIALS -- 25.7%
 67,200  AFLAC, Inc. ........................................         3,454,080
105,500  American Express Co. ...............................         6,454,490
 56,450  AON Corp. ..........................................         2,405,335
     93  Berkshire Hathaway, Inc. - Class A (A) .............        10,181,175
    863  Berkshire Hathaway, Inc. - Class B (A) .............         3,111,115
 67,600  Capital One Financial Corp. ........................         5,302,544
129,150  Willis Group Holdings Ltd. .........................         5,690,349
                                                                 --------------
                                                                     36,599,088
                                                                 --------------
         HEALTH CARE -- 12.2%
144,925  IMS Health, Inc. ...................................         4,656,440
 80,200  Johnson & Johnson ..................................         4,941,924
 94,450  Medtronic, Inc. ....................................         4,898,177
 79,775  Omnicare, Inc. .....................................         2,876,687
                                                                 --------------
                                                                     17,373,228
                                                                 --------------
         INDUSTRIALS -- 11.8%
 79,075  3M Co. .............................................         6,862,919
 42,650  United Parcel Services - Class B ...................         3,113,450
 94,875  United Technologies Corp. ..........................         6,729,484
                                                                 --------------
                                                                     16,705,853
                                                                 --------------
         INFORMATION TECHNOLOGY -- 17.6%
151,625  eBay, Inc. (A) .....................................         4,879,292
150,149  Fidelity National Information Services, Inc. .......         8,150,088
177,725  Microsoft Corp. ....................................         5,237,556
344,300  Oracle Corp. (A) ...................................         6,786,153
                                                                 --------------
                                                                     25,053,089
                                                                 --------------
         MATERIALS -- 10.1%
136,475  E.I. du Pont de Nemours and Co. ....................         6,938,389
103,925  Praxair, Inc. ......................................         7,481,561
                                                                 --------------
                                                                     14,419,950
                                                                 --------------

         TOTAL COMMON STOCKS (Cost $98,523,720) .............    $  142,275,046
                                                                 --------------

OAK VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
SHARES   CASH EQUIVALENTS -- 0.2%                                     VALUE
--------------------------------------------------------------------------------
262,647  First American Government Obligations Fund - Class Y
         (Cost $262,647).....................................    $      262,647
                                                                 --------------

         TOTAL INVESTMENTS AT VALUE -- 100.1%
         (Cost $98,786,367)..................................    $  142,537,693

         LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).....          (198,228)
                                                                 --------------

         NET ASSETS -- 100.0%................................    $  142,339,465
                                                                 ==============


(A)   Non-income producing security.
ADR - American Depositary Receipt

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Oak Value Fund (the "Fund") is a diversified series of Oak Value Trust (the "Trust"). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), was organized as a Massachusetts business trust on March 3, 1995. The Fund began operations on January 18, 1993 as a series of the Albemarle Investment Trust.

The Fund's investment objective is to seek capital appreciation primarily through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks traded in domestic and foreign markets.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of the principal exchange where the security is traded. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. In the event that market quotations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similar freely traded security, or a combination of these or other methods. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

SHARE VALUATION -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended June 30, 2007 and 2006, proceeds from redemption fees totaled $63,530 and $11,580, respectively.

REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements from financial institutions such as banks and broker-dealers that the Trust's investment adviser deems creditworthy under the guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP"). These "book/tax" differences are either

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

temporary or permanent in nature and are primarily due to losses deferred due to wash sales. The tax character of distributions paid during the year ended June 30, 2007 was $5,256,740 of ordinary income and $37,859,938 of long-term capital gains. The tax character of distributions paid during the year ended June 30, 2006 was $566,042 of ordinary income and $15,290,172 of long-term capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as June 30, 2007:

--------------------------------------------------------------------------------
Tax cost of portfolio investments ...........................     $  98,804,036
                                                                  =============
Gross unrealized appreciation ...............................     $  43,882,304
Gross unrealized depreciation ...............................          (148,647)
                                                                  -------------
Net unrealized appreciation .................................     $  43,733,657
Undistributed ordinary income ...............................            12,862
                                                                  -------------
Total distributable earnings ................................     $  43,746,519
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio of investments and the financial statement cost is due to the certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended June 30, 2007, the Fund reclassified its net investment loss of $259,562 against distributions in excess of net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2007, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments, amounted to $70,978,008 and $162,507,030, respectively.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

3. TRANSACTIONS WITH AFFILIATES

The Fund's  investments are managed by Oak Value Capital  Management,  Inc. (the
"Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund's average daily net assets.

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting services agent. Such trustees and officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of .10% of the average value of its daily net assets up to $50 million, .075% of such assets from $50 million to $200 million and .05% of such assets in excess of $200 million, provided, however, that the minimum fee is $2,000 per month. During the year ended June 30, 2007, Ultimus was paid $133,463 of administration fees.

Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $16 per account, provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. Accordingly, during the year ended June 30, 2007, Ultimus was paid $53,988 of transfer agent and shareholder services fees.

The Fund has entered into agreements with certain financial intermediaries to provide record keeping, processing, shareholder communications and other services to the Fund. These services would be provided by the Fund if the shares were held in accounts registered directly with the Fund's transfer agent.
Accordingly, the Fund pays a fee to such service providers in an amount equivalent to or less than the per account fee paid to the transfer agent. During the year ended June 30, 2007, the Fund paid $100,356 for such services. These fees are included as "Transfer agent and shareholder services fees" on the Statement of Operations.

Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For these services, the Fund pays Ultimus a base fee of $2,000 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets up to $500 million and .005% of such assets in excess of $500 million. During the year ended June 30, 2007, the Fund paid Ultimus $40,136 of fund accounting fees. In addition, the Fund pays all costs of external pricing services.

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal Securities Laws to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Fund pays Ultimus a base fee of $1,500 per month, plus an asset-based fee at the annual rate of .01% of the average value of its daily net assets from $100 million to $500 million, .005% of such assets from $500 million to $1 billion and .0025% of such assets in excess of $1 billion. During the year ended June 30, 2007, Ultimus was paid $24,101 for such services. In addition, the Fund reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4. BANK LINE OF CREDIT

The Fund has an unsecured $25,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate per annum equal to Prime Rate minus 0.50%. During the year ended June 30, 2007, the Fund incurred $4,360 of interest expense related to borrowings under the line of credit. Average debt outstanding during the year ended June 30, 2007 was $55,484. As of June 30, 2007, the Fund had no outstanding borrowings.

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on December 31, 2007. Management is in the process of determining the impact of the adoption of FIN 48.

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

OAK VALUE FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees of
Oak Value Trust
and the Shareholders of the Oak Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oak Value Fund, a series of shares of beneficial interest of the Oak Value Trust, as of June 30, 2007, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2006 and the financial highlights for each of the four years ended June 30, 2006 were audited by other auditors whose report dated August 11, 2006 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Value Fund as of June 30, 2007, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                          BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
July 31, 2007

OAK VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales charges. However, a redemption fee of 2% is applied on the sale of shares sold within 90 days of the date of purchase. The redemption fee does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

--------------------------------------------------------------------------------
                                    Beginning        Ending
                                 Account Value    Account Value   Expenses Paid
                                January 1, 2007   June 30, 2007   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00       $1,094.60         $6.96
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00       $1,018.15         $6.71
--------------------------------------------------------------------------------
*     Expenses  are  equal to the  annualized  expense  ratio  of 1.34%  for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OAK VALUE FUND
TRUSTEES AND OFFICERS (UNAUDITED)
================================================================================

OFFICERS AND INTERESTED TRUSTEES. The table below sets forth certain information about each of the Trust's Interested Trustees, as well as its executive officers.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                 TERM OF                                              PORTFOLIOS        OTHER
                          POSITION(S)         OFFICE; TERM                                             IN FUND      DIRECTORSHIPS(1)
                           HELD WITH            SERVED IN            PRINCIPAL OCCUPATION(S)           COMPLEX         HELD BY
NAME, ADDRESS, AND AGE       TRUST               OFFICE                DURING PAST 5 YEARS             OVERSEEN        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Larry D. Coats, Jr.*      Trustee and        Indefinite term;       President, Chief Executive            1             None
3100 Tower Blvd.          President          President Since        Officer and Senior Portfolio
Suite 700                                    July 2003;             Manager with Oak Value
Durham, NC 27707                             Trustee Since          Capital Management, Inc;
Age: 47                                      December 2003          Prior to July 2003, Executive
                                                                    Vice President and Portfolio
                                                                    Manager with Oak Value
                                                                    Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Margaret C. Landis        Vice President     Appointed              Senior Vice President, the
3100 Tower Blvd.                             annually;              Chief Compliance Officer,
Suite 700                                    Since                  Treasurer and Secretary
Durham, NC 27707                             May 2007               of Oak Value Capital
Age: 49                                                             Managment, Inc.; Prior to
                                                                    December 2003, Vice
                                                                    President, Director of
                                                                    Compliance, Treasurer
                                                                    and Secretary with Oak Value
                                                                    Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey          Vice President     Appointed              For more than the past five
225 Pictoria Drive                           annually;              years, Mr. Dorsey has been a
Suite 450                                    Since:                 Managing Director of Ultimus
Cincinnati, OH 45246                         June 2003              Fund Solutions, LLC and
Age: 50                                                             Ultimus Fund Distributors,
                                                                    LLC, the Fund's principal
                                                                    underwriter.
------------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger             Treasurer,         Appointed              For more than the past five
225 Pictoria Drive        Chief              annually;              years, Mr. Seger has been a
Suite 450                 Compliance         Since:                 Managing Director of Ultimus
Cincinnati, OH 45246      Officer            June 2003              Fund Solutions, LLC and
Age: 45                                                             Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------
John F. Splain            Secretary          Appointed              For more than the past five
225 Pictoria Drive                           annually;              years, Mr. Splain has been a
Suite 450                                    Since:                 Managing Director of Ultimus
Cincinnati, OH 45246                         June 2003              Fund Solutions, LLC and
Age: 50                                                             Ultimus Fund Distributors, LLC.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Coats is an "interested person," as defined by the 1940 Act, because of his employment with Oak Value Capital Management, Inc., the investment adviser to the Trust.
 1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section  15(d) of the Exchange  Act.

OAK VALUE FUND
TRUSTEES AND OFFICERS (CONTINUED) (UNAUDITED)
================================================================================

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Trust's Independent Trustees.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                 TERM OF                                              PORTFOLIOS        OTHER
                          POSITION(S)         OFFICE; TERM                                             IN FUND      DIRECTORSHIPS(1)
                           HELD WITH            SERVED IN            PRINCIPAL OCCUPATION(S)           COMPLEX         HELD BY
NAME, ADDRESS, AND AGE       TRUST               OFFICE                DURING PAST 5 YEARS             OVERSEEN        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Joseph T. Jordan, Jr.     Chairman and       Indefinite Term;       For more than the past five           1             Director of
1816 Front Street         Trustee            Trustee                years, Mr. Jordan has served                        Cardinal
Suite 320                                    Since May 1995;        as the President of Practice                        State Bank
Durham, NC 27705                             Chairman               Management Services, Inc.
Age: 61                                      Since January          (a medical practice
                                             2005                   management firm).

C. Russell Bryan          Trustee;           Indefinite Term;       For more than the past five           1             None
121 W. Trade Street       Chairman of        Since:                 years, Mr. Bryan has been a
Suite 3000                Governance,        May 1995               Managing Director of
Charlotte, NC 28202       Nomination and                            Brookwood Associates, L.L.C.
Age: 47                   Compensation                              (an investment banking firm).
                          Committee

John M. Day               Trustee;           Indefinite Term;       For more than the past five           1             None
5151 Glenwood Ave.        Chairman of        Since:                 years, Mr. Day has been
Raleigh, NC 27612         Audit              May 1995               Managing Partner, Maynard
Age: 53                   Committee                                 Capital Partners (an
                                                                    investment firm).

Charles T. Manatt, Esq.   Trustee            Indefinite Term;       Founder, Manatt, Phelps &             1             Director of
700 12th Street, N.W.                        Since:                 Phillips, L.L.P. (a law firm);                      FedEx
Suite 1100                                   February 2002          from 1999-2001, served as                           Corporation
Washington, DC 20005                                                U.S. Ambassador to the
Age: 71                                                             Dominican Republic.

 1 Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

The Statement of Additional Information ("SAI") includes additional information about the Trust's Trustees and officers. To obtain a copy of the SAI, without charge, call (800) 622-2474.

OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-622-2474, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-622-2474, or on the SEC's website http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge upon request, by calling 1-800-622-2474. Furthermore, you will be able to obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OAK VALUE FUND
CHANGE IN INDEPENDENT AUDITOR  (UNAUDITED)
================================================================================

On May 8, 2007, Deloitte & Touche ("D&T") was replaced as independent auditor of the Fund, and Briggs, Bunting and Dougherty, LLP was selected as the Fund's new independent auditor. The Fund's selection of Briggs, Bunting and Dougherty, LLP as its independent auditor was approved by the Fund's Audit Committee and by the Fund's Board of Trustees.

D&T's reports on the Fund's financial statements for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of D&T's replacement, there were no disagreements between the Fund and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of D&T,
would  have  caused  it  to  make   reference  to  the  subject  matter  of  the
disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended June 30, 2007. For the fiscal year ended June 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,256,740 as taxed at a maximum rate of 15%, as well as $37,859,938 as long-term gain distributions. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

                       OAK VALUE FUND

                       INVESTMENT ADVISER
                       Oak Value Capital Management, Inc.
                       3100 Tower Boulevard, Suite 700
                       Durham, North Carolina 27707
                       1-800-680-4199
                       www.oakvaluefund.com

                       ADMINISTRATOR
                       Ultimus Fund Solutions, LLC
                       225 Pictoria Drive, Suite 450
                       Cincinnati, Ohio 45246

                       INDEPENDENT REGISTERED PUBLIC
                       ACCOUNTING FIRM
                       Briggs, Bunting & Dougherty, LLP
                       Two Penn Center
                       Suite 820
                       Philadelphia, Pennsylvania 19102

                       CUSTODIAN
                       US Bank, N.A.
                       425 Walnut Street
                       Cincinnati, Ohio 45202

                       BOARD OF TRUSTEES
                       Joseph T. Jordan, Jr., Chairman
                       C. Russell Bryan
                       Larry D. Coats, Jr.
                       John M. Day
                       Charles T. Manatt

                       OFFICERS
                       Larry D. Coats, Jr., President
                       Margaret C. Landis, Vice President
                       Robert G. Dorsey, Vice President
                       Mark J. Seger, Treasurer/
                          Chief Compliance Officer
                       John F. Splain, Secretary

            This report is for the information of the shareholders of the Oak Value Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Joseph T. Jordan, Jr. Mr. Jordan is "independent" for purposes of this Item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 with respect to the registrant's fiscal year ended June 30, 2007. The aggregate fees billed for professional services rendered by the former principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $21,500 with respect to the registrant's fiscal year ended June 30, 2006.

         (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

         (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant's fiscal year ended June 30, 2007. The aggregate fees billed for professional services rendered by the former principal accountant for tax compliance, tax advice, and tax planning were $2,200 with respect to the registrant's fiscal year ended June 30, 2006. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

         (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

         (e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) During the fiscal year ended June 30, 2007, aggregate non-audit fees of $2,000 were billed by the registrant's accountant for services rendered to the registrant. During the fiscal year ended June 30, 2006, aggregate non-audit fees of $2,200 were billed by the registrant's former accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

         (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's governance, nomination and compensation committee will consider shareholder recommendations to fill vacancies on the registrant's board of trustees if such recommendations are submitted in writing and addressed to the committee at the registrant's offices. The committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Oak Value Trust
               -------------------------------------------------


By (Signature and Title)*   /s/ Larry D. Coats, Jr.
                            ------------------------------------
                            Larry D. Coats, Jr., President

Date   August 22, 2007
       ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Larry D. Coats, Jr.
                            ------------------------------------
                            Larry D. Coats, Jr., President

Date   August 22, 2007
       ----------------------


By (Signature and Title)*   /s/ Mark J. Seger
                            ------------------------------------
                            Mark J. Seger, Treasurer

Date   August 22, 2007
       ----------------------

* Print the name and title of each signing officer under his or her signature.